                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                      PIONEER HI-BRED INTERNATIONAL, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 25, 1997
--------------------------------------------------------------------------------
THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
     NEW YORK CITY TIME, ON OCTOBER 23, 1997, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                                BANKBOSTON, N.A.

BY MAIL VIA RETURN ENVELOPE:               BY HAND:                     BY OVERNIGHT OR
      BankBoston, N.A.             Securities Transfer and               EXPRESS MAIL:
  Corporate Reorganization         Reporting Services, Inc.             BankBoston, N.A.
       P.O. Box 8029              c/o Boston EquiServe L.P.         Corporate Reorganization
   Boston, MA 02266-8029              1 Exchange Plaza/                Mail Stop 45-01-40
                                    55 Broadway, 3rd Floor             150 Royall Street
                                      New York, NY 10006                Canton, MA 02021
                                  BY FACSIMILE TRANSMISSION
                              (FOR ELIGIBLE INSTITUTIONS ONLY):
                                     (617) 575-2232/2233
                                CONFIRM FACSIMILE TRANSMISSION
                                        BY TELEPHONE:
                                        (800) 730-4001

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN
      AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE
                                  DEPOSITARY.

/ / IF ANY OF THE CERTIFICATES FOR THE SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, CHECK THIS BOX AND SEE INSTRUCTION 16.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
          PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
                                      (SEE INSTRUCTIONS 3 AND 4)
 ----------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                     SHARES TENDERED
                   CERTIFICATE(S))                       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------

                                                                         TOTAL NUMBER
                                                                          OF SHARES       NUMBER OF
                                                         CERTIFICATE    REPRESENTED BY      SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)    TENDERED**
                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                         TOTAL SHARES
------------------------------------------------------------------------------------------------------
  Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.*** (Attach an additional signed list if necessary.) See Instruction 15.
         1st          2nd          3rd          4th          5th
----------------------------------------------------------------------------------------------------
  *  Need not be completed by stockholders tendering Shares by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
  *** If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
----------------------------------------------------------------------------------------------------

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY.

    This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). THIS LETTER OF TRANSMITTAL MAY BE USED FOR SHARES CREDITED TO ACCOUNTS IN THE COMPANY'S DIVIDEND REINVESTMENT PLAN (THE "DIVIDEND REINVESTMENT PLAN") (SEE BOX ENTITLED "DIVIDEND REINVESTMENT PLAN SHARES").

    Stockholders who cannot deliver their Share certificates and any other documents required to the Depositary by the Expiration Date (as defined in the Offer to Purchase) (or who are unable to comply with the procedures for book-entry transfer on a timely basis) must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Ladies and Gentlemen:

    The undersigned hereby tenders to Pioneer Hi-Bred International, Inc., an Iowa corporation (the "Company"), the above-described shares of its common stock, par value $1.00 per share (including the associated Preferred Stock Purchase Rights (the "Rights"), the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 25, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Absent circumstances causing the Rights to become exercisable or separately tradeable prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to Shares include the associated Rights.

    Subject to, and effective upon, acceptance for payment of, and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

    (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

   (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

    The undersigned understands that the Company will determine a single per Share price (not greater than $104 nor less than $88 per Share), net to the Seller in cash (the "Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 16,444,586 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $104 nor less than $88 per Share) validly tendered and not withdrawn pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the applicable Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any Shares not tendered or not purchased, in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof or to order the registration or transfer of such Shares tendered by book-entry transfer if the Company does not accept for payment any of the Shares so tendered. If the Special Payment Instructions are completed, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined in the Offer to Purchase).

    The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                     PRICE (IN DOLLARS) PER SHARE AT WHICH

                           SHARES ARE BEING TENDERED
                            ------------------------

              IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE,
           A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED
                       MUST BE USED. (SEE INSTRUCTION 5)
                            ------------------------

                              CHECK ONLY ONE BOX.
            IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND INSTRUCTIONS
                  BELOW), THERE IS NO VALID TENDER OF SHARES.

                            ------------------------

                      SHARES TENDERED AT PRICE DETERMINED

                                BY DUTCH AUCTION

/ / The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares at, and is willing to accept, the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $88 or as high as $104.

             ***CHECK EITHER THE BOX ABOVE OR CHECK ONE BOX BELOW***
                            ------------------------

                            SHARES TENDERED AT PRICE
                           DETERMINED BY STOCKHOLDER

/ /        $88                 / /  $91 1/4             / /  $94 1/2             / /  $97 3/4             / /  $101
/ /        88 1/4              / /  91 1/2              / /  94 3/4              / /  98                  / /  101 1/4
/ /        88 1/2              / /  91 3/4              / /  95                  / /  98 1/4              / /  101 1/2
/ /        88 3/4              / /  92                  / /  95 1/4              / /  98 1/2              / /  101 3/4
/ /        89                  / /  92 1/4              / /  95 1/2              / /  98 3/4              / /  102
/ /        89 1/4              / /  92 1/2              / /  95 3/4              / /  99                  / /  102 1/4
/ /        89 1/2              / /  92 3/4              / /  96                  / /  99 1/4              / /  102 1/2
/ /        89 3/4              / /  93                  / /  96 1/4              / /  99 1/2              / /  102 3/4
/ /        90                  / /  93 1/4              / /  96 1/2              / /  99 3/4              / /  103
/ /        90 1/4              / /  93 1/2              / /  96 3/4              / /  100                 / /  103 1/4
/ /        90 1/2              / /  93 3/4              / /  97                  / /  100 1/4             / /  103 1/2
/ /        90 3/4              / /  94                  / /  97 1/4              / /  100 1/2             / /  103 3/4
/ /        91                  / /  94 1/4              / /  97 1/2              / /  100 3/4             / /  104

                                    ODD LOTS

                              (SEE INSTRUCTION 9)

    This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who is the beneficial or record owner of an aggregate of fewer than 100 Shares (including Shares held in the Dividend Reinvestment Plan).

    The undersigned either (check one box):

    / / owns beneficially or of record at the Expiration Date, an aggregate of fewer than 100 Shares (including Shares held in the Dividend Reinvestment
       Plan), all of which are being tendered; or

    / / is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by such beneficial owner, that such beneficial owner owns beneficially at the Expiration Date, an aggregate of fewer than 100 Shares (including Shares held in the Dividend Reinvestment Plan) and is tendering all of his or her Shares.

    If you do not wish to specify a Purchase Price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal). / /

                       DIVIDEND REINVESTMENT PLAN SHARES

                              (SEE INSTRUCTION 14)

    This section is to be completed ONLY if Shares held in the Dividend Reinvestment Plan are to be tendered.

    / / By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Plan Administrator to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Transferred" in this Letter of Transmittal:
                                   ______ Shares*

* The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

                          SPECIAL PAYMENT INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

    To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not purchased, are to be issued in the name of someone other than the undersigned. If these Special Payment Instructions are completed, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined in the Offer to Purchase).

Issue check and/or certificates to:

Name

                                 (Please Print)

Address

        (INCLUDE ZIP CODE)
  (TAX IDENTIFICATION OR SOCIAL
          SECURITY NO.)

                         SPECIAL DELIVERY INSTRUCTIONS

                           (SEE INSTRUCTIONS 6 AND 8)

    To be completed ONLY if the check for the Purchase Price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not purchased, are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signatures). If these Special Delivery Instruments are completed, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined in the Offer of Purchase).

Mail check and/or certificates to:

          (PLEASE PRINT)

Address
        (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     (To be completed by all stockholders)

________________________________________________________________________________

________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

Dated __________________________________________________________________  , 1997

Name(s) ________________________________________________________________________

        ________________________________________________________________________
                                    (PLEASE PRINT)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and
Telephone No. __________________________________________________________________

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm ___________________________________________________________________

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

     ___________________________________________________________________________
                                    (PLEASE PRINT)

Title __________________________________________________________________________

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and
Telephone No. __________________________________________________________________

Dated __________________________________________________________________  , 1997
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution (as defined in the Offer to Purchase), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or, for Eligible Institutions only, a facsimile thereof) or an Agent's Message in connection with a book-entry transfer, together in each case with any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    Stockholders whose Share certificates are not immediately available, who cannot deliver their Share certificates and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or, for Eligible Institutions only, facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message (as defined below) in lieu of the Letter of Transmittal) and any other documents required by this Letter of Transmittal, must be received by the Depositary no later than Midnight, New York City time, on the third business day after the date of the execution of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The term "Agent's Message" means a message from a Book-Entry Transfer Facility transmitted to, and received by, the Depositary forming a part of a timely confirmation of a book-entry transfer of Shares (a "Book-Entry Confirmation") which states that (a) such Book-Entry Transfer Facility has received from the participant in such Book-Entry Transfer Facility an express acknowledgement of such participant's tender of the Shares that are the subject of the Book-Entry Confirmation and specifying the price at which such Shares are to be tendered, (b) the participant in such Book-Entry Transfer Facility has received and agrees to be bound by the terms of the Letter of Transmittal, and
(c) the Company may enforce such agreement against the participant in such Book-Entry Transfer Facility.

    Delivery of documents to a Book-Entry Transfer Facility in accordance with such Facility's procedures does not constitute delivery to the Depositary.

    The Notice of Guaranteed Delivery may be delivered by hand or by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution on the form set forth in such notice.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or, for Eligible Institutions only, a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the Shares not purchased by the Company in the Offer will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the stockholder must check the box indicating the price per Share at which such stockholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such stockholder is tendering all Shares at the Purchase Price determined by the Company. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR (OTHER THAN AS DESCRIBED ABOVE FOR ODD LOT OWNERS) IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder wishing to tender portions of such stockholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price. Stockholders wishing to maximize the possibility that their Shares will be purchased at the relevant Purchase Price may check the box on the Letter of Transmittal marked "Shares Tendered at Purchase Price Determined by Dutch Auction." Checking this box may result in a Purchase Price of the Shares so tendered at the minimum price of $88.

    6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or, for Eligible Institutions only, facsimiles thereof) as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction, the Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See
Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

    9. ODD LOTS. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares validly tendered and not withdrawn by any stockholder who owns beneficially or of record at the Expiration Date, an aggregate of fewer than 100 Shares (including Shares held in the Dividend Reinvestment Plan), and who validly tenders all such Shares (partial tenders of Shares will not qualify for this preference) and completed the box captioned "Odd Lots" in this Letter of Transmittal, and, if applicable, the Notice of Guaranteed Delivery.

    10. SUBSTITUTE FORM W-9 AND FORM W-8. To prevent backup federal income tax withholding equal to 31% of the gross payments payable pursuant to the Offer, each stockholder who does not otherwise establish an exemption from backup withholding must notify the Depositary of such stockholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing, under penalties of perjury, the Substitute Form W-9 included in the Letter of Transmittal. Noncorporate foreign stockholders should generally complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. As more fully described below, in the case of a foreign stockholder, even if such stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold 30% of the gross payments made pursuant to the Offer unless a reduced rate of withholding or an exemption from withholding is applicable.

    11. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Company and the Depositary determine that (i) a reduced rate of withholding is available pursuant to a tax treaty or (ii) an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a foreign stockholder is any stockholder that is not
(i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof (other than any partnership treated as foreign under United States Treasury regulations) or (iii) an estate or trust, the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Company and the Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (E.G., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance thereon is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may likewise be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

    13. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    14. DIVIDEND REINVESTMENT PLAN. If a tendering stockholder desires to have tendered pursuant to the Offer Shares credited to the stockholder's account under the Dividend Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan wishing to tender portions of such participant's Share holdings in the Dividend Reinvestment Plan at different prices must complete a separate Letter of Transmittal for each price at which such participant wishes to tender each such portion of such participant's Shares.

    If a stockholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such stockholder's account(s), including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering stockholder's account will be tendered.

    15. ORDER OF PURCHASE IN EVENT OF PRORATION. The order in which Shares are purchased may affect the United States federal income tax consequences to a stockholder, including because, as indicated in Section 14 of the Offer to Purchase, the United States federal income tax consequences to a stockholder may vary depending on the extent to which the stockholder's voting interest in the Company is reduced and on the particular block of Shares purchased from the stockholder. The Letter of Transmittal affords each stockholder tendering shares in certificate form the opportunity to designate the order of priority in which Shares tendered are to be purchased in the event of proration for tax purposes and so as to otherwise enable stockholders who own both Shares entitled to five votes per Share and Shares entitled to one vote per Share to designate which Shares are to be tendered. See Sections 1 and 14 of the Offer to Purchase.

    16. MULTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Shares have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Depositary as soon as possible.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

-------------------------------------------------------------------------------
           SUBSTITUTE             Part 1 -- PLEASE PROVIDE           Social security number
            FORM W-9              YOUR TIN IN THE BOX AT            ------------------------
   Department of the Treasury     RIGHT AND CERTIFY BY            OR ------------------------
    Internal Revenue Service      SIGNING AND DATING BELOW       Employer identification number
                                  ---------------------------------------------
                                  Part 2 -- CERTIFICATION -- Under penalties of perjury, I
                                  certify that:
  PAYER'S REQUEST FOR TAXPAYER
  IDENTIFICATION NUMBER (TIN)
                                  (1)  The number shown on this form is my correct Taxpayer
                                  Identification Number (or I am awaiting for a number to be issued to me) and

                                  (2)  I am not subject to backup withholding either because: (a)
                                  I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that
                                       I am not subject to backup withholding as a result of a
                                       failure to report all interest or dividends, or (c) the
                                       IRS has notified me that I am no longer subject to backup
                                       withholding.

                                  ---------------------------------------------

                                  CERTIFICATION INSTRUCTIONS -- You must cross   Part 3
                                  out item (2) above if you have been notified
                                  by the IRS that you are currently subject to
                                  backup withholding because of underreporting
                                  interest or dividends on your tax return.
                                  However, if after being notified by the IRS
                                  that you are subject to backup withholding,
                                  you received another notification from the
                                  IRS that you are no longer subject to backup
                                  withholding, do not cross out such item (2).

                                   SIGNATURE ------------------------- DATE      Awaiting TIN / /
                                   -------------

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                             PART 3 OF SUBSTITUTE FORM W-9

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

       ---------------------------------                ---------------------------------
                   Signature                                          Date

                    The Information Agent for the Offer is:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                                       or
                 All Others Can Call Toll-Free: (800) 290-6429